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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 9, 2001

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                           METRO-GOLDWYN-MAYER INC.
            (Exact name of registrant as specified in its charter)



            DELAWARE                      1-13481               95-4605850
  (State or other jurisdiction          (Commission         (I.R.S. Employer
 of incorporation or organization)      File Number)       Identification No.)


    2500 Broadway Street, Santa Monica, CA                 90404
   (Address of Principal Executive Offices)              (Zip Code)



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                                (310) 449-3000
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             (Registrant's telephone number, including area code)



                                     None
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events

         Attached hereto as Exhibit 5 is the opinion of Jay Rakow, Senior Executive Vice President and General Counsel of Metro-Goldwyn-Mayer Inc. with respect to the validity of the issuance of 5,420,000 shares of common stock sold pursuant to the Company's shelf Registration Statement on Form S-3 (File No. 333-35950) and the Company's prospectus supplement dated March 9, 2001.

Item 7.  Exhibits


         5 Opinion of Jay Rakow, Senior Executive Vice President and General Counsel

         23.1 Consent of Jay Rakow, Senior Executive Vice President and General Counsel (set forth as part of Exhibit 5)

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRO-GOLDWYN-MAYER INC.



Date: March 12, 2001          By:   /s/ WILLIAM A. JONES
                                 -----------------------------------------------
                                        Name:   William A. Jones
                                        Title:  Senior Executive Vice President
                                                and Secretary